Exhibit 99.1
Corporate Presentation

t be resold by the p subject
2 Safe Harbor Statements Forward-Looking Statements. MedAvail, Inc. (“MedAvail”) cautions you that the statements in this presentation that are not a description of historical fact are forward- looking statements which may be identified by use of the words such as “anticipate,” “believe,” “expand,” “expect,” “grow,” “intend,” “opportunity,” “plan,” “potential,” “project”, “target” and “will” among others. MedAvail may not actually achieve the proposed merger with MYOS RENS Technology, Inc. (“MYOS”), or any plans or product development goal in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in its forward-looking statements and, you should not place undue reliance on these forward- looking statements. These forward-looking statements are based on MedAvail’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ability to consummate the proposed merger between MedAvail and MYOS, the ability to project future cash utilization and resources need for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned product development activities, the ability to execute on commercial objectives, regulatory developments and the timing and ability of MedAvail and MYOS to raise additional capital to fund operations. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts MYOS’s and MedAvail’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. MedAvail undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. The securities to which this presentation relates have not been and will not be registered for offer or sale in the United States with the SEC or any state securities authority and, accordingly, may not be resold by the purchaser thereof unless registered or subject to an exemption therefrom.

3 Safe Harbor Statements Additional Information about the Proposed Merger and Where to Find It. MYOS plans to file with the SEC, and the parties plan to furnish to the security holders of MYOS and MedAvail, a Registration Statement on Form S-4, which will constitute a proxy statement/prospectus of MYOS and will be included in an information statement of MedAvail, in connection with the proposed Merger, whereby a wholly-owned subsidiary of MYOS shall merge with and into MedAvail, with MedAvail being the surviving corporation and a wholly-owned subsidiary of MYOS. The proxy statement/prospectus/information statement described above will contain important information about MYOS, MedAvail, the proposed Merger and related matters. Investors are urged to read the proxy statement/prospectus/information statement carefully when it becomes available. Investors will be able to obtain free copies of these documents, and other documents filed with the SEC by MYOS, through the website maintained by the SEC at www.sec.gov. In addition, investors will be able to obtain free copies of these documents from MYOS by going to the MYOS Investor Relations web page at https://ir.myosrens.com/ and clicking on the link titled “SEC Filings” or by contacting MYOS’s Investor Relations group at the following: MYOS Technology, Inc.: Joanne Goodford, 973-509-0444, jgoodford@myosrenscorp.com. No Offer or Solicitation. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Participants in the Solicitation. The respective directors and executive officers of MYOS and MedAvail may be deemed to be participants in the solicitation of stockholder proxies from the security holders of MYOS and written consent of the stockholders of MedAvail in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the proposed Merger will be included in the proxy statement/prospectus/information statement described above.

4 Transforming Pharmacy Healthcare is being transformed by technology, consumer demands and the essential need to drive down cost while increasing access New entrants are disrupting major markets with breakthrough ‘blank slate’ offerings - Teladoc, One Medical, Livongo, Invitae... MedAvail is transforming the $300B U.S. pharmacy market with a full-stack technology- enabled solution utilizing robotics, telemedicine and exceptional service levels Initially, MedAvail is focused on high value Medicare members, which is a $16.5B market PROPRIETARY 2020© MedAvail 2020

5

MedAvail: Transforming Full Service Pharmacy


Pharmacy
SpotRx
SpotRx Pharmacy

Legacy Pharmacy		MedAvail
Brick and mortar retail location	**LOCATION**	Embedded at point-of-care
Proliferation of superfluous non-pharma products	**FOCUS**	Therapeutics
Pharmacy wait-times; confusing mail order delivery	**SERVICE**	High touch in-clinic and delivery service
High capital (~$500K) and operating costs	**COST**	Low capital (~$50K) and operating costs
No proactive data sharing with care providers	**FEEDBACK/DATA**	Medication adherence data to providers





Better Health **OUTCOMES*** + Outstanding Patient **EXPERIENCE**

PROPRIETARY 2020© MedAvail 2020

*(Aguilar et al, 2015)

MedAvail

6

MedAvail – Who We Are

SpotRx – Pharmacy

Telehealth Pharmacy Platform, Medicare Focused



Arizona



California

- Turnkey full-stack pharmacy offering
- Telehealth platform delivering remote pharmacist consultation through onsite dispensing kiosk, supplemented with home delivery capability
- Deploy pharmacy kiosk directly into Medicare focused clinics, supported by virtual pharmacists
- Acquire customers through onsite presence
- Deep integration with clinic providers and patients
- Improved Star Rating and reimbursement through improved medication adherence programs

MedAvail – Technology Vendor

Sell/License Technology

- Sell and license our technology to a select list of large enterprise customers
- Customers in place represent 000's of potential sites
- Customers use their back-end pharmacy operations (pharmacists, inventory)

Sam's Club

- 8 Initial sites in 3 states
- Sam's Club: 600 stores

HCA Healthcare

- 3 hospitals deployed,
- 150+ hospitals, 1,800 sites of care

Ascension Health

- 2 sites in Florida
- 2,600 sites of care, 150 hospitals

Texas Health Resources – Healing Hands. Caring Hearts.

- 7 sites deployed in 2020
- 350 points of care, 27 hospitals

PROPRIETARY 2020© MedAvail 2020

MedAvail

7 Proven Team, Advisors and Investors MANAGEMENT TEAM Ed Kilroy Neil Prezioso Will Misloski David Rawlins Fraser Mackay Ryan Ferguson CEO CPO CMO CCO CIO CFO ADVISOR INVESTORS David Feinberg Advisor Redmile Group PROPRIETARY 2020© MedAvail 2020

8

SpotRx Pharmacy is a Full-Stack Telehealth Pharmacy Platform

SpotRx Pharmacy



Pharmacy technicians


SpotRx

Pharmacist consultation

CENTRALIZED CALL-TAKING AND ADHERENCE MANAGEMENT

surescripts

Pharmacy Benefit Manager (PBM) and supply agreements

SpotRx Pharmacy



LOCALIZED FULFILLMENT

Inventory Replenishment

Questions and Re-order

Live A/V connection to pharmacist

Medications

Automation keeps costs low

Clinic-based onsite specialist: White glove service


SpotRx

Customized inventory; 600-1,000 package capacity

Local, Patient Facing Service

IN-CLINIC MEDCENTER

↓

Access to first fill and refill medication



COST-EFFECTIVE HOME DELIVERY CONCIERGE

↓

Live interaction with patients

Resulting in Superior Medication Adherence and Satisfaction

PROPRIETARY 2020© MedAvail 2020

MedAvail

9 Focused on High Value Patient Customer: Medicare Population Large, Growing MARKET Significant VALUE Concentrated VALUE Medicare Enrollment On multiple medications 10% of patients drive GROSS (5 = avg) 60% retail pharmacy industry gross PROFIT/RX margins 76M Medicare 65M HIGHLY VALUABLE 54M VALUABLE Commercial 60% 50% MODERATE LOW VALUE VALUE 31% 34% Medicaid 10% 2015 2019 2025 Patients Revenue Gross Profit 0 5 10 15 20 25 30 All Other Medicare Medicare Advantage Low Value Valuable # of 90 DAY Rxs/YEAR Moderate Value Highly Valuable Source: Kaiser Family Foundation; LEK Insights PROPRIETARY 2020© MedAvail 2020

10

The Challenge of Medication Adherence

THE FACTS

"Drugs don't work in patients who don't take them."

C. Everett Koop, MD

28% of newly prescribed medications are never filled (Fischer et al. 2010)	Medication non-adherence rates are up to **50%** (Luga and McGuire, 2014)	Non-adherence costs between **$100B - $289B** a year (Viswanathan et al. 2012)

EMBEDDED PHARMACY OPPORTUNITY

Potential for Improved Outcomes

- **3.4x better adherence** at employer-sponsored sites with Embedded Pharmacy(Aguilar et al, 2015)
- Higher medication adherence resulted in cost **savings of $58 per member per month** (Wright &Gorman 2016)

Improved Reimbursement/ Less Risk for Providers and Plans

- Medicare **directly ties physician reimbursement** to medication adherence
- Improving from a 3- to a 4-Star Rating can **increase annual health plan revenues by 13.4 %*to 17.6%**

Large, vertically-integrated players embracing embedded pharmacy

Cigna — Embedded physical pharmacies

Humana. — Retail pharmacies in MOB

OPTUM Acquires genoa healthcare — Behavioral health retail pharmacy

*Source: https://www.ajmc.com/contributor/jason-rose/2019/08/medication-adherence-the-lever-to-improve-medicare-advantage-star-ratings

PROPRIETARY 2020© MedAvail 2020

MedAvail

11 Our Solution is Driving Better Adherence Our Customers are Happy Patient Patient / Provider / Payor ADHERENCE SATISFACTION MedAvail Arizona Patients ** 5 Star Threshold 4 Star Threshold ~92 92.5% 92.7% 92.7% [86%] 90% Net Promoter Score (NPS) 88% 88% 88% [80%] 85% 86% vs. 72% industry vs. 4/5 star average thresholds Acute Maintenance Diabetes Hypertension Cholesterol First Fill Adherence Chronic Adherence* * CMS Star Rating Bands 2020, SpotRx measure over 12 month period from June 2019 to June 2020. ** NPS measured from January 2020 to June 2020 with a sample size of 475 patients. PROPRIETARY 2020© MedAvail 2020

12 Self-Reinforcing Network Effects Can Grow Our Opportunity 2 Patients refer friends and family creating a ‘network effect’ PATIENTS Experience 3 and Outcomes Improved outcomes drive health plan adoption and ‘preferred status’ 1 Satisfied patients reinforce prescribers to refer more patients PROVIDERS PAYORS Adherence Star Rating and Customer and Retention Satisfaction 5 Satisfied physicians refer us to their 4 peers and colleagues Health plans refer us to their provider groups PROPRIETARY 2020© MedAvail 2020

13 Initial Target Markets - $16.5B of Annual Prescription Revenue Launching 2020 Live 2020 STATE SELECTION Expansion 2021 MICHIGAN OPPORTUNITY CRITERIA CALIFORNIA ILLINOIS $2.0B $4.5B $2.2B $100B Large markets Live 2019 Part D medication spend in 2018 Favorable regulatory ARIZONA environment for $0.6B Expansion 2021 automated dispensing $40B Expansion 2021 technology TEXAS Part D spend in our target states $3.6B FLORIDA Concentrated $3.7B prescriber groups $16.5B within 7,000 large clinics seeing ~6.5M Medicare patients/year % of Rx’s Written by Top 20 Groups 27% 23% 29% 50% 26% 30% ARIZONA CALIFORNIA ILLINOIS FLORIDA TEXAS MICHIGAN Concentration enables efficient expansion via enterprise deals PROPRIETARY 2020© MedAvail 2020

14 Plan for Clinic Expansion in 2020 - Target of ~ 70 Deployments YE 2020 ARIZONA CALIFORNIA MICHIGAN Target of 30 sites Target of 35 sites Target of 7 sites by YE 2020 by YE 2020 by YE 2020 262 target clinics 1,196 target clinics 734 target clinics 23 installed sites 7 Medicare installed sites 7 contracted - 15 Medicare focused 16 contracted >$2B annual prescription - 8 other revenue 12 in negotiations 4 contracted >$4.5B annual prescription 7 in negotiations revenue >$0.6B annual prescription revenue PROPRIETARY 2020© MedAvail 2020

15 Enterprise Focused Business Development Strategy ARIZONA CALIFORNIA MICHIGAN Business Development Process Lead with large group 10-15 initial clinic Expand within groups enterprise deals deployments/groups and add groups PROPRIETARY 2020© MedAvail 2020

16 Example of Single Site Economics Target Model at Scale Install Year 1 Year 2-5+ 5 Year Total Rx Volume - per Day 20 40 Revenue $ 450,000 $ 1,050,000 $ 4,650,000 Total Gross Profit $ 75,000 $ 200,000 $ 875,000 (-) Initial Investment $ (50,000) $ - $ - $ (50,000) CASH FLOW $ (50,000) $ (30,000) $ 60,000 $ 160,000 Key Metrics IRR of 45% Average customer drives $1,700 rev and 5-year ROI of >3x $340 margin per year Initial investment of $50K In-clinic CAC $130* Rx volume/day of 40 at scale Average customer fills 17 Rx’s per year *CAC based on analysis from January 2020 to February 2020 PROPRIETARY 2020© MedAvail 2020

17 MedAvail Growth Metrics Medicare in-clinic 1H20 Revenue Quarter-over-Quarter deployments Growth of 179% Revenue Trend 22 $3.9M* $2.4M* $1.5M* $1.4M 3 1H19 1H20 1H19 1H20 Q120 Q220 MedCenter Deployments Pharmacy Hardware/Software Pharmacy HW/SW * 2020 revenue figures are unaudited PROPRIETARY 2020© MedAvail 2020

18 Target Business Model Target Pharmacy Revenue (SpotRx) 80%-85% of revenue HW/SW Revenue 15%-20% of revenue Gross Margin 20-25% EBITDA ~12-14% PROPRIETARY 2020 © Copyright MedAvail Inc.

19 MYOS Merger On June 30, 2020, announced a merger with MYOS RENS Technology (Nasdaq: MYOS) MYOS muscle health business will be spun off as a private unaffiliated company Current MYOS shareholders to own ~3.5% of the combined company MedAvail will pay the spun-out business $2 million in cash upon the closing of the merger and issue a promissory note for an additional $3 million payable within 12 months of closing of the proposed merger Expected to close by December 31, 2020 Cowen acted as Financial Advisor to MedAvail on the business combination PROPRIETARY and CONFIDENTIAL

20 Illustrative Pro Forma Capitalization Assumes $50M raise at $217.8M post-money No debt # of Shares (a) $ Ownership % Ownership Existing Investors 24.9M $140.0M 64.3% Bridge Note 1.5M $8.2M 3.8% WBA Note Conversion 2.3M $12.7M 5.8% MYOS 1.2M $6.9M 3.2% PIPE Investors 8.9M $50.0M 23.0% Total 38.7M $217.8M 100.0% (a) Assumes a 9:1 reverse stock split ratio. PROPRIETARY 2020 © Copyright MedAvail Inc.

21 Appendix PROPRIETARY and CONFIDENTIAL

22 Regulatory Environment - Favorable States > 57% of US Population Covid-19 has accelerated change FL, WA effective July 1, 2020 TX temporary order in place, new rules underway Open to deploy 2020 Rule making in-process to be open to deploy 2021 Rule making in-process to be open to deploy Favorable waiver rules available to allow deployment Restrictive or unfavorable rules PROPRIETARY 2020© MedAvail 2020

23 Competitive Landscape Embedded Retail Delivery only physical Mail order Pharmacies pharmacies Pharmacy Pharmacies Medicare Focus × × × × ✓ In-clinic Presence × × ✓ × ✓ Full Service, High-touch × × ✓ × ✓ Free Courier Delivery × ✓ × × ✓ Customer Acquisition Cost* $$ $$$ $$ $$ $ Lifetime Customer Value* $ $ $$$ $$ $$$ *Customer Acquisition cost = all in cost to acquire a new customer, Lifetime customer value = annual revenue/customer x 3 years PROPRIETARY 2020© MedAvail 2020

24

Significant Competitive Barriers to Entry

BUSINESS MOATS

- Sticky and hard to replicate
- Rapid patient uptake (20-40% of patients in first 1-2 years)
- Patient NPS ~90
- Integrated part of care team

CLINIC MOMENTUM

- Target ~70 clinic locations YE 2020
- 100% year-over-year annual growth rate
- Plug and play deployment, highly scalable
- Approximately $50K MedCenter capital cost

MEDCENTER TECHNOLOGY

- Replicating full service pharmacy
- 1.5M lines of software code; 400,000 lines of firmware; integrated robotics and circuitry
- Difficult to build and execute in a highly regulated environment
- 3-4 year head start, continuing to enhance

PROPRIETARY 2020© MedAvail 2020

MedAvail